MASTER SERVICES AGREEMENT

This MASTER SERVICES AGREEMENT (this "Agreement") is entered into as of December 19, 2000 by and between NETCEL360.com Limited, a Cayman Islands company ("NetCel360"), and Network Appliance, Inc., a California company (the "Company").

WHEREAS, NetCel360 is in the business of providing services to support companies' e-business operations in the Asia-Pacific region; and

WHEREAS, the Company wishes to establish a master agreement under which the Company and its Affiliates may purchase Services and Products from NetCel360, and NetCel360 wishes to enter into this master agreement to provide the Services and Products to the Company and its Affiliates under the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.   INTERPRETATION

1.1  In  this  Agreement:

     "AFFILIATE" shall mean any person that controls an entity or who is under common control with such entity;

     "AGREEMENT" shall mean this Agreement and any Statement of Work made hereunder;

     "APPLICATION" shall mean any software application provided in connection with a Service;

     "CODE AND DATA" means software, in object code form, and any data and/or tools created, acquired or licensed by or to NetCel360 either before or during the course of performing the Services for the Company, and utilized in any manner by NetCel360 in performing the Services, and which are generally applicable to development of the Deliverables, and which are not specifically created, acquired or licensed by NetCel360 exclusively for the Company pursuant to the terms of a Statement of Work. Code and Data will be treated as Confidential Information in accordance with the terms hereof.

     "CONFIDENTIAL INFORMATION" shall have the meaning set forth in the Non-Disclosure and Confidentiality Agreement dated December 19, 2000 between the Company and NetCel360 (the "Non-Disclosure
     Agreement")."DELIVERABLES" shall have the meaning set forth in Clause 6.1 hereof;

     "DISPUTE RESOLUTION PROCEDURE" shall mean the dispute resolution procedure referenced in Clause 15;

     "DOCUMENT" shall mean any Statement of Work, invoice or other document that bears a party's Signature or is otherwise legally validly executed by a party and that is sent to the other party under this Agreement;

     "DOCUMENTATION" shall mean design drawings, manufacturing drawings, operating manuals, user instructions, technical literature and all other related materials provided by NetCel360 to the Company under this Agreement;

     "EQUIPMENT" means any equipment, and Documentation related thereto, provided by NetCel360 under this Agreement whether by sale, lease, bailment or otherwise;

     "FEES" shall mean fees to be paid by the Company to NetCel360 for the Services and/or Products in accordance with the prices set forth in a Statement of Work, which has been accepted by NetCel360 under Clause 3.1, subject to adjustment as set forth in Clause 5.2;

     "FORCE MAJEURE EVENT" shall mean an event beyond the reasonable control of the affected party including, without limitation, strike, lock-out, labour dispute (but excluding strike, lock-out and labour dispute involving the employees of the affected party), act of God, war, riot, civil commotion, malicious damage (but excluding malicious damage involving the employees of the affected party), accident, fire, flood, earthquake, typhoon, hurricane, storm, power outage, telecommunication outage or degradation, or compliance with a law or governmental order, rule, regulation or direction;

     "INTELLECTUAL  PROPERTY  RIGHTS"  shall  mean:


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     (a)  patents,  trade marks, service marks, registered designs, applications for any of those rights, trade and business names (including internet domain names and e-mail address names), unregistered trade marks and service marks, copyrights, database rights, know-how, rights in designs and inventions;

     (b) rights under licenses, consents, orders, statutes or otherwise in relation to a right in paragraph (a); and

     (c) rights of the same or similar effect or nature as or to those in paragraphs (a) and (b),

     in  each  case  in  any  jurisdiction;

     "PERSONAL DATA" shall mean personal data as defined in the Hong Kong Personal Data (Privacy) Ordinance relating to the Company or the Company's customers obtained by NetCel360 from the Company and/or any Affiliate or sub-contractor of the Company;?

     "PRODUCT" shall mean any Application, Documentation and/or Equipment provided by NetCel360 under this Agreement;

     "SERVICES" shall mean those services set out in Part I of any Statement(s) of Work pursuant to this Agreement that has been accepted by NetCel360 in accordance with Clause 3.1;

     "SIGNATURE" shall mean an electronic identification consisting of symbol(s) or code(s) that will accompany, be affixed to, or be contained in each Document as agreed between the parties from time to time in accordance with Clause 3.2(a);

     "STATEMENT OF WORK" shall mean a statement of work from the Company in the form of Exhibit A, which in each case will be subject to acceptance by NetCel360 under Clause 3.1;

     "SUB-CONTRACTOR" shall mean a sub-contractor of NetCel360 (or of a Sub-contractor), which may include Affiliates of NetCel360, in relation to the performance of Services;

     "TAXES" shall mean taxes, charges, fees, levies or other assessments of any nature, including, without limitation, any sales, value added, use, excise, real or personal property, withholding, stamp or other taxes, customs, duties or landing fees or other government charges however designated, now or hereafter imposed, collected or assessed by, or payable to, any taxing authority of any country, but which shall not include any income tax of a party.

1.2 In this Agreement, a reference to (i) a statutory provision includes a reference to the statutory provision as modified or re-enacted or both from time to time and any subordinate legislation made or other thing done under the statutory provision; (ii) a person includes a reference to a government, state, state agency, corporation, body corporate, association or partnership; (iii) a person includes a reference to that person's legal personal representatives, successors and permitted assigns; (iv) the singular includes the plural and vice versa (unless the context otherwise requires); (v) a clause or schedule or exhibit, unless the context otherwise requires, is a reference to a clause of or schedule or exhibit to this Agreement; and (vi) the Company, in the context of delivery of Services and/or Products, shall include any person, including an Affiliate of the Company, to whom the Services and/or Products are delivered at the direction the Company.

1.3  The  headings  in  this  Agreement  do  not  affect  their  interpretation.

2.   TERM

2.1 This Agreement shall be effective upon execution by duly authorised representatives of the Company and NetCel360 and will continue indefinitely unless terminated under Clause 2.2.

2.2 (a) Each Statement of Work shall be effective upon execution (whether by way of a Signature or other legally valid execution) by duly authorised representatives of the Company (or an Affiliate or sub-contractor) and NetCel360 and will continue in force in accordance with its terms; provided, that subject to Clause 2.2(b), at its option and upon written notice to the other party in respect of a Statement of Work, a party in respect of a Statement of Work may terminate a Statement of Work (i) if that other party has materially breached such Statement of Work or any provision of this Agreement related to such Statement of Work and has failed to cure the breach within 90 days after receipt of written notice describing the breach or (ii) in accordance with the terms of such Statement of Work.


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     (b)  Without  prejudice  to its other remedies under this Agreement, either party may terminate this Agreement or any Statement of Work immediately, if the other party has passed a resolution for its winding up or a court of competent jurisdiction has made an order for such other party's winding up or dissolution, a receiver has been appointed over the assets of such other party or such other party has made an arrangement or composition with its creditors generally or has made an application to a court of competent jurisdiction for protection from its creditors generally. In addition, NetCel360 may immediately terminate the provision of any Services or Products hereunder or under any Statement of Work, and repossess any Equipment (excluding any Equipment for which the purchase price has been received in full by NetCel360), if any of the foregoing has occurred with respect to the Company.

     (c) Following the third anniversary of this Agreement, at its option and upon 120 days written notice to the other party, either party may terminate this Agreement.

2.3 Termination of this Agreement or a Statement of Work does not affect the accrued rights and obligations of a party under this Agreement or a Statement of Work, as the case may be, at the time of expiry or termination. The provisions of Clauses 5 (as to accrued Fees, expenses and Taxes and interest thereon), 6, 7.1(b), 7.1(c), 8.1(b), 8.2(b), 8.3, 9, 11,
     12.1, 13, 14, and 16.2 will survive the termination of this Agreement or a Statement of Work and continue in full force and effect.

3.   STATEMENTS  OF  WORK

3.1 The Company, its Affiliates and sub-contractors shall order Services and/or Products from time to time by submitting a Statement of Work to NetCel360. Each Statement of Work is subject to acceptance by NetCel360 within 14 days after receipt, and any Statement of Work not accepted by NetCel360 within such period will be deemed to be rejected without any further action by NetCel360.

3.2 The parties hereto agree that with respect to Signatures, Documents, information related to Signatures and/or Documents and information exchanged under this Agreement that are transmitted and/or processed electronically:

     (a) not later than 15 days following the date of execution of this Agreement or following acceptance of a Statement of Work by NetCel360 under Clause 3.1, the parties to this Agreement or to the Statement of Work, as the case may be, shall agree the technical solution or solutions (which may include, without limitation, cryptographic technology) and the authentication and verification procedures to be adopted by each party in respect of the adoption, transmission and receipt of their respective Signatures. Each party shall, within 30 days of reaching such agreement, take such steps as may be necessary to implement the agreed technical solution or solutions. The Signature of each party will then accompany, be affixed to or contained in each Document sent by each party to the other and the parties shall comply with the agreed authentication and verification procedures; and

     (b) (i) each Document sent by a party to the other shall identify the sender and the recipient; (ii) at its own expense, each party will provide and maintain the equipment, software and services necessary to transmit and receive Documents in accordance with this Agreement;
          (iii) each party hereby agrees that subject to compliance by the other party with its obligations under this Clause 3.2, and in the absence of fraud or manifest error, its Signature is sufficient to verify the authenticity of a Document; (iv) each party will use reasonable security procedures to provide that all transmissions under this Clause 3 are authorised, protect its business records from unauthorised access or use and protect Signatures from unauthorised disclosure or use; and (v) each party agrees that electronic transmissions made under and in accordance with this Agreement shall have the same effect as if the parties hereto exchanged tangible paper documents under this Agreement, and an electronic Document, or any computer printout of it, is an original when maintained in the normal course of business.

3.3 In the event of any express conflict or inconsistency between the provisions of a Statement of Work and the provisions of this Agreement, the provisions of such Statement of Work will govern and prevail with respect to the interpretation of such Statement of Work; provided, however, that the provisions of such Statement of Work will be so construed to give effect to the applicable provisions of this Agreement to the fullest extent possible.

3.4 Services and/or Products to be delivered to the Company or an Affiliate thereof under a Statement of Work will be deemed to have been accepted by the Company or such Affiliate when the acceptance criteria described in such Statement of Work, if any, have been met. Where no criteria are specified, such Services and/or Products will be deemed to have been accepted upon delivery.

3.5 Either party to a Statement of Work may request changes to the Services and/or Products as set out in a Statement of Work. Changes must be supported by sufficient details to enable the other party to assess the


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     impact  of  the requested change on the cost, timetable or any other aspect of the Statement of Work. The parties agree to work together to consider, and if appropriate, agree on any such changes. Until a change is agreed in writing, the parties to a Statement of Work will continue to act in accordance with this Agreement and such Statement of Work.

4.   PROVISION  OF  SERVICES

4.1 NetCel360 will use its reasonable endeavours to provide the Services. NetCel360 may suspend the Services in whole or in part at any time if (a) NetCel360 considers it necessary to safeguard provision of the Services;
     (b) there is a failure in any networks or equipment used to provide the Services or there is a need to carry out any planned maintenance, repair or upgrading of any such networks or equipment; (c) in NetCel360's reasonable opinion, there is or has been unauthorised, improper, unlawful or fraudulent use of the Services; (d) it is necessary to comply with any direction or request of a governmental body or department or regulatory agency; or (e) any circumstances arise in which NetCel360 is entitled to terminate this Agreement or any Statement of Work.

4.2 NetCel360 may use its Sub-contractors to perform some or all of its duties or obligations under this Agreement and/or under any Statement of Work.

4.3 In performing its obligations under this Agreement, NetCel360 and its Sub-contractors will be entitled to rely upon any routine instructions, authorisations, approvals or other information provided to NetCel360 and/or its Sub-contractors by the Company or the Affiliate to which the Services and/or Products are being delivered. Unless NetCel360 knew of any error, incorrectness or inaccuracy in such instructions, authorisations, approvals or other information, NetCel360 will incur no liability or responsibility of any kind in relying on or complying with any such instructions or information.

4.4 Where the Services or Products include the provision of Services or Products based on software hosted by NetCel360 or installed on NetCel360's machines, and such Services or Products are provided to the Company on an "on-line" basis (which includes, without limitation, by means of the worldwide computer network integrated through the use of the TCP/IP protocol, otherwise known as the Internet), the Company may:

     (a) access the Services or Products in accordance with the procedure (if any) set out in the applicable Statement of Work, although NetCel360 will not be responsible in any way for the Company's Internet, telephone or other telecommunications access; and

     (b) subject to the terms of a separate license agreement in respect of the relevant software, access and use the relevant software to write and record data and to generate and download reports and otherwise on the terms and conditions set out in Clause 6.2.

5.   INVOICING;  FEES

5.1 NetCel360 will invoice the Company electronically, in accordance with Clause 3.2, on a monthly basis for: (i) Fees incurred during the immediately preceding calendar month; and/or (ii) reimbursement of expenses referred to in Clause 5.3. Payment from the Company on each invoice is due within 30 days of the date of the invoice. Interest for late payment will accrue on overdue invoices at the rate of 1.5% per month from the date that is 60 days after the date of the invoice (whether before or after judgment). Interest shall accrue notwithstanding termination of this Agreement or the relevant Statement of Work for whatever reason. Unless otherwise agreed in a Statement of Work, Fees will be priced in US dollars.

5.2 Fees set forth in a Statement of Work that has been accepted by NetCel360 under Clause 3.1 may be adjusted by NetCel360, upon 30 days written notice at any time to reflect changes in the requested formulation of Services and/or Products or changes in the quantity of Services and/or Products ordered.

5.3 The Company shall reimburse the reasonable pre-approved expenses incurred by NetCel360 and/or its Sub-contractors in providing the Services and/or Products, including, without limitation, expenses for travel, accommodation and subsistence, costs of any permits, licenses, registrations or approvals required to be obtained by, and any other costs incurred by, NetCel360 or any Sub-contractor specifically to provide the Services and/or Products; provided, that such approval shall not be unreasonably withheld by the Company and shall be provided in a reasonably timely manner to NetCel360.


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6.   INTELLECTUAL  PROPERTY  RIGHTS

6.1 Subject to any third party rights or restrictions and the other provisions of this Clause and Clause 6.2, the Company will own all Intellectual Property Rights relating to the deliverables that are (a) described in any Statement of Work entered into under this Agreement, (b) developed and delivered by NetCel360 hereunder and thereunder and (c) paid for by the Company (the "Deliverables"). Each party will retain all rights it possessed prior to the date of the relevant Statement of Work in any, software, ideas, content, images, information, concepts, know-how, development tools, techniques or any other proprietary material or information that may be used or provided by such party in connection with its role relating to the performance of the Services under such Statement of Work. The Company hereby grants to NetCel360 and its Sub-contractors the nonexclusive rights and licenses to any content, images, information and other works of authorship only to the extent that such rights and licenses are necessary or appropriate for NetCel360 to perform the Services or provide the Deliverables under this Agreement or any Statement of Work entered into hereunder. All software that is licensed by a party from a third party vendor will be and remain the property of such vendor. Notwithstanding anything to the contrary in this Agreement, NetCel360 (i) will retain all right, title and interest, including in Intellectual Property Rights, in and to all development tools, know-how, methodologies, processes, technologies or algorithms used in performing the Services and providing the Deliverables which are based on trade secrets or proprietary information of NetCel360 or are otherwise owned or licensed by NetCel360,
     (ii) will be free to use the ideas, concepts and know-how which are developed in the course of performing the Services or providing the Deliverables and may be retained by NetCel360's employees in intangible form and (iii) will retain ownership of any Code and Data that are used in producing the Deliverables and become embedded in the Deliverables;
     provided, that NetCel360 hereby grants to the Company a worldwide, non-exclusive, royalty-free, irrevocable license to use the Code and Data and any tools or functionalities not created by NetCel360 that are embedded in such Deliverables, to the extent that such Code and Data or tools or functionalities (x) are and remain embedded in the Deliverables and (y) are required for operation of the Deliverables.

6.2 If any Applications and/or Documentation provided by NetCel360 are provided under a separate license agreement, that license agreement shall govern the use of such Applications and/or Documentation, and the Company agrees to abide by such separate license agreement. If a separate license agreement is not provided, the following license and terms and conditions shall apply: (a) such Applications and Documentation are licensed on a personal, non-exclusive and non-transferable basis for the Company's internal business purposes only and may not be used by persons (other than NetCel360 and its Sub-contractors) contracted to provide services to the Company without NetCel360's prior written consent, which may be given on the condition that the Company shall pay an additional charge for such use; (b) such Applications and Documentation are licensed for use at only those locations, on only those machines and by only those end-users identified in the relevant Statement of Work, and may not be used by or on behalf of any other person (including for the provision of commercial timesharing, rental or bureau services); (c) no title to such Applications or Documentation is transferred to the Company; (d) the Company may not copy such Applications or Documentation, except the Company may make an archival copy of such Applications and Documentation, provided the copies have all the legends and notices that are on the original item, and such copy will be subject to this Agreement and the terms of the Statement of Work; (e) the Company may not market, exploit or make such Application and/or Documentation available to another person; (f) the Company may not charge or otherwise deal in or encumber the Application and/or the Documentation; (g) the Company may not delete, remove or in any way obscure NetCel360's (or its licensor's) proprietary notices on any copy of the Application and Documentation; (h) the Company may not decompile, disassemble or modify any Application provided under this Agreement; (i) the license automatically terminates upon the earlier of the termination of this Agreement or the relevant Statement of Work or the date upon which when the Company stops using the machines on which the Application is licensed; (j) upon termination of the license, the Company shall, at NetCel360's option, destroy (and in writing certify destruction) or return to NetCel360 all copies of the Application, Documentation and any Confidential Information in the Company's possession (including Confidential Information incorporated in other software or writings) that was provided under such license.

7.   COMPANY'S  OTHER  OBLIGATIONS  AND  WARRANTIES

7.1  The  Company  agrees:

     (a) and acknowledges that the support and co-operation of the Company (and its Affiliates, to the extent the Services and/or Products are being provided to its Affiliates) is in the best interest of both the Company and NetCel360 so as to ensure efficient and effective delivery and performance of the Services and/or Products by NetCel360 and its Sub-contractors. The Company therefore agrees to make all commercially reasonable efforts to provide its, and to procure that its Affiliates provide their, full support and co-operation to NetCel360 and its Sub-contractors, especially in ensuring that NetCel360 and its Sub-contractors are able to gain access to key people and information;


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     (b)  (i)  not  to  create  or  allow  any  charges, liens, pledges or other encumbrances whatsoever to be placed on any Products; (ii) that title to Products shall at all times belong and remain with NetCel360 or its relevant Sub-contractor; (iii) the Company shall be liable for repair charges or the replacement cost of any Equipment provided to the Company or any of its Affiliates if it is damaged or lost; and (iv) upon termination of a Service or a Product for which Equipment was provided, to make such Equipment available for removal or to return it to NetCel360, in each case in the same condition as originally installed, except for ordinary wear and tear; provided, that upon the Company's request NetCel360 shall sell such Equipment to the Company on terms to be mutually agreed upon; and provided, further, that the obligations of the Company under this Clause 7.1(b) shall not apply to any Products sold to the Company and/or its Affiliates for which the purchase price has been received in full by NetCel360;

     (c) not to disclose to any person any personal identification number or password or login ID issued by NetCel360 or any of its Sub-contractors to the Company or any other access method authorised by NetCel360 or any of its Sub-contractors for use in conjunction with the Services. If the Company becomes aware of any unauthorised access to the Services by any person, or if the Company believes that any such personal identification number or password or login ID has been lost or stolen, or otherwise compromised, the Company shall notify NetCel360 in writing immediately. NetCel360 shall not be liable for any loss, theft or compromise or damage the Company may incur or suffer by reason of any unauthorised access to the Services or the loss, theft or compromise of any such personal identification number, password or login ID;

     (d) not to use the Services or Products for any unauthorised improper, defamatory, unlawful, immoral or fraudulent purpose;

     (e) to comply with all applicable laws and with the instructions of NetCel360 and its Sub-contractors in relation to the Company's use of the Services and Products;

     (f) to provide, or procure the provision of, reasonable access to the Company's and its Affiliates' premises and facilities at such premises for representatives of NetCel360 and its employees, agents and Sub-contractors to the extent necessary to the performance of NetCel360's obligations under this Agreement and/or any Statement of Work; and

     (g) not to cause or permit any Products to be altered, modified, repaired or serviced except by NetCel360 or its authorised representatives.

7.2 The Company warrants that it has obtained and shall maintain all licenses, consents, permits and authorisations necessary to receive and enjoy the Services and/or the Products as contemplated by this Agreement.

8.   NETCEL360'S  WARRANTIES

8.1  Service  Warranties.
     -------------------

     (a) Subject to Clause 8.1(b), NetCel360 warrants that it and its Sub-contractors shall: (i) perform the Services with reasonable skill and care; (ii) comply with all applicable laws and regulations in the performance of its obligations hereunder; (iii) ensure that all personnel assigned to the performance of its obligations hereunder will have all the skill, experience, qualifications and knowledge reasonably necessary to carry out the tasks assigned to them and will adopt reasonable and proper standards of behaviour.

     (b) The Company acknowledges that no Services provided over or through the Internet can be completely error or interruption free. NetCel360 does not warrant that the Services will be provided on an uninterrupted or error-free basis or shall be fit for any particular purpose. NetCel360 is not responsible for any failure or breach caused by misuse or unauthorised use of the Services by the Company. NetCel360 shall not be liable to the Company for any failure by NetCel360 or any Sub-contractor to perform its obligations under this Agreement or a Statement of Work to the extent that such failure directly arises from or relates solely to any material failure by the Company or any Affiliate thereof to perform its obligations under this Agreement or the relevant Statement of Work, as the case may be, or any other material negligent or wilful act or omission by the Company and/or any Affiliate thereof. The warranties in Clause 8.1(a) apply only if the Company uses the minimum hardware and software specification levels designated by NetCel360 and its Sub-contractors as being required for operation of the Services. It shall be a condition precedent of NetCel360's liability or obligation under the warranty given in Clause 8.1(a) that it receives written notice from the Company of any non-conformance with the warranty within 30 days from the date that the Company discovers such non-conformance or reasonably should have discovered such non-conformance, but in any event no more than one year from the date of the occurrence of such non-conformance, and any failure to so comply shall mean the Company is deemed to have waived any entitlement under such warranty. If NetCel360 receives written notice from the Company of a breach of any warranty in Clause 8.1(a), NetCel360 shall forthwith make all reasonable efforts to rectify any non-conformance with such warranty by re-performing the Service that was the subject of such breach. The Company's exclusive remedy initially under the warranty given in this Clause 8.1 is limited to such re-performance of a Service, and if NetCel360 is unable to remedy such non-conformance then the Company may seek any other remedy that is available to it under this Agreement.

8.2  Product  Warranties.
     -------------------

     (a) Subject to Clause 8.2(b), with respect only to Products manufactured or developed by NetCel360 and identified in a Statement of Work which has been accepted by NetCel360 under Clause 3.1, NetCel360 warrants that the proper use of such Products, on hardware and using software (as appropriate) meeting minimum specification levels and configured as designated by NetCel360, will provide the facilities and functions and perform substantially as described in the Documentation for a period of 120 days in the case of Applications, and three years in the case of Equipment, in each case from the date of delivery of such Products to the Company.

     (b) NetCel360 does not warrant that the operation of the Products referred to in Clause 8.2(a is fit for any particular purpose. It shall be a condition precedent of NetCel360's liability or obligation under the warranty given in Clause 8.2(a) that it receives written notice from the Company of any non-conformance with the warranty within 90 days from the date that the Company discovers such non-conformance or reasonably should have discovered such non-conformance, but in any event no more than one year from the date of the occurrence of such non-conformance, and any failure to so comply shall mean the Company is deemed to have waived any entitlement under such warranty. NetCel360 shall not be liable for any failure of such Product to provide any facility or function not described in the Statement of Work or Documentation or any failure attributable to: (i) any modification to the Product by persons other than NetCel360 or a Sub-contractor; (ii) the improper or unauthorised use, operation or neglect of the Product; or (iii) the failure of the Company to implement recommendations of NetCel360 or its Sub-contractors in respect of solutions to faults. The Company's exclusive remedy initially under the warranty given in this Clause 8.2 is limited to NetCel360, at its own expense, using all reasonable endeavours to rectify any non-conformance with such warranty by repair or, at NetCel360's option, replacement of such Product in whole or in part. If NetCel360 is unable to remedy such non-conformance in the manner specified in the immediately foregoing sentence, then the Company may seek any other remedy that is available to it under this Agreement.

8.3 EXCEPT FOR THE WARRANTIES PROVIDED UNDER CLAUSES 8.1 AND 8.2, NETCEL360 DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. WITH RESPECT TO ANY PRODUCTS NOT IDENTIFIED AS MANUFACTURED OR DEVELOPED BY NETCEL360 IN A STATEMENT OF WORK ACCEPTED BY NETCEL360 UNDER CLAUSE 3.1, THE COMPANY ACKNOWLEDGES THAT NETCEL360 MAKES NO WARRANTIES OF ANY KIND, AND THE COMPANY AGREES TO LOOK SOLELY TO THE MANUFACTURER'S WARRANTIES IN THE MANUFACTURER'S WARRANTY STATEMENT (IF ANY) AND AGREES THAT THIS PROVISION IS REASONABLE IN LIGHT OF THE SERVICES AND/OR PRODUCTS BEING PROVIDED, PROVIDED, THAT NETCEL360 SHALL ASSIST THE COMPANY TO PURSUE ANY CLAIMS ARISING AS A RESULT OF THE BREACH ANY SUCH MANUFACTURER'S WARRANTIES BY THE MANUFACTURER. TO THE EXTENT THAT NETCEL360 MAY HAVE FACILITATED THE SUPPLY OF SERVICES OR PRODUCTS BY A THIRD PARTY (OTHER THAN AN AFFILIATE OF NETCEL360 OR A SUB-CONTRACTOR) TO THE COMPANY, AND ANY SUCH THIRD PARTY HAS ENTERED INTO A CONTRACT WITH THE COMPANY, THE COMPANY AGREES THAT ITS REMEDIES IN RESPECT OF THE SUPPLY OF THE SERVICES AND/OR PRODUCTS UNDER SUCH CONTRACT ARE EXERCISABLE AGAINST THE RELEVANT THIRD PARTY AND NOT AGAINST NETCEL360, ITS EMPLOYEES, AGENTS OR AFFILIATES, AND THE COMPANY AGREES THAT THIS PROVISION IS REASONABLE.

9.   INDEMNIFICATION;  LIMITATION  OF  LIABILITY

9.1 Each party (an "Indemnifying Person") agrees to indemnify the other party (contracting for itself, and as trustee for its directors, officers, employees, agents and Sub-contractors) (such other party and each such person, an "Indemnified Person") against any losses, liabilities and costs incurred by such Indemnified Person arising as a result of or in connection with any claim brought against an Indemnified Person by a third party arising out of or in connection with (i) a material breach by the

     Indemnifying Person or any of its Affiliates of this Agreement or a Statement of Work, or (ii) the Indemnifying Person's wilful misconduct or gross negligence in connection with its performance of its obligations under this Agreement or a Statement of Work.

9.2 UNLESS OTHERWISE PROVIDED ELSEWHERE IN THIS AGREEMENT, NETCEL360 SHALL NOT BE LIABLE FOR ANY LOSS OR DAMAGES, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, IN EXCESS OF APPLICABLE FEES PAID BY THE COMPANY FOR SERVICES AND/OR PRODUCTS DIRECTLY RELATED TO THE DAMAGE IN THE IMMEDIATELY PRECEDING SIX MONTHS.

9.3 IN NO EVENT WILL NETCEL360, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES AND SUB-CONTRACTORS BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING WITHOUT LIMITATION, ANY LOST PROFITS, LOST SAVINGS, LOST BUSINESS OPPORTUNITY, DOWNTIME, LOST OR DAMAGED FILES OR DATA, OR LOSS OF GOODWILL, RESULTING FROM ANY CAUSE WHATSOEVER, INCLUDING NEGLIGENCE OR OTHER TORTS, PRODUCT DEFECTS OR MALFUNCTIONS OR THE BREACH OF THIS AGREEMENT OR A STATEMENT OF WORK, IN EITHER CASE REGARDLESS OF THE FORM OF LEGAL ACTION AND EVEN IF NETCEL360 HAS BEEN NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

9.4  NOTHING  IN  THIS  AGREEMENT  SHALL  OPERATE  TO EXCLUDE OR RESTRICT EITHER
     PARTY'S LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM THEIR NEGLIGENCE OR FROM FRAUD.

9.5 NetCel360 will defend and indemnify the Company against each loss, liability and cost which the Company incurs arising out of a third-party claim that a Service or Product infringes an Intellectual Property Right, provided that the Company: (a) promptly provides NetCel360 with written notice of the claim; (b) grants to NetCel360 sole control of the defence and settlement negotiations relating to such claim; and (c) provides all reasonable assistance in defending or settling such claim. However, NetCel360 will not be required to defend or indemnify the Company if the claim results solely from the Company's or any of its Affiliates' alteration or misuse or unauthorised use of any Service or Product or relates solely to the use of any Service or Product in combination with a non-NetCel360 Service or Product. For non-NetCel360 Services and Products, the Company agrees to look to the indemnification and remedies, if any, provided by the manufacturer or provider of such Services and/or Products. In this Clause 9.5, "non-NetCel360 Service or Product" means a service or product not provided by NetCel360 or a Sub-contractor under this Agreement or a Statement of Work.

10.  RELATIONSHIP  MANAGEMENT;  NOTICES

10.1 NetCel360 and the Company (on its own behalf and on behalf of any Affiliate) shall each designate a person who shall be its point of contact with respect to all matters relating to the Services, Products and terms and conditions of this Agreement. Unless and until notice is given otherwise, such point of contact shall be:

     For  NetCel360:
     --------------
     Brett  Barney
     Director  of  Sales
     NetCel360.com  Limited
     c/o  NetCel360,  Inc.
     16855  West  Bernardo  Drive,  Suite  110
     San  Diego,  CA  92127
     Tel:  858-618-5884
     Fax:  858-618-5904
     e-mail:  brett_barney@netcel360.com

     For  the  Company:
     -----------------
     Alistair  Skinner
     Sr.  Director,  Global  Service  Center
     495  E.  Java  Drive
     Sunnyvale,  CA  94089
     Tel:  408-822-6339
     Fax:  408-822-4408
     e-mail:  askinner@netapp.com

10.2 The Company or NetCel360, as the case may be, may designate another person to perform such function and shall notify the other party in writing of the name and contact details of such person.

10.3 Any notice under or in connection with this Agreement shall be in writing and shall be: (i) delivered personally; (ii) sent by courier or registered mail, proper postage prepaid; (iii) sent by fax; or (iv) sent electronically in accordance with Clause 3.2, to the persons at the addresses set forth in Clause 10.1. Notice is deemed to have been duly given: (i) if delivered personally, when left at the address referred to in Clause 10.1; (ii) if by courier, one day after posting it and if by registered mail, seven days after posting it; and (iii) if sent by fax or electronically, on completion of transmission by the recipient.

11.  CONFIDENTIALITY

     The parties' obligations with respect to Confidential Information shall be governed by the terms and conditions of the Non-Disclosure Agreement.

12.  PROVISION  OF  INFORMATION

12.1 The Company acknowledges that as a result of providing the Services and/or the Products, NetCel360 and its Sub-contractors will collect, possess and have access to Personal Data relating to the Company and its customers. The parties agree that such Personal Data is confidential and will be subject to the Non-Disclosure Agreement and, subject to Clause 12.2, is and will remain the property of the Company. Following expiration or termination of this Agreement for any reason, NetCel360 will, upon written request from the Company and at the Company's expense, return to the Company all such Personal Data in NetCel360's possession.

12.2 The Company agrees that NetCel360 may use the Personal Data (i) in connection with the delivery and performance of the Services and/or Products; (ii) for matching (as defined in the Hong Kong Personal Data (Privacy) Ordinance) with other data collected for other purposes and from other sources including third parties in relation to the provision of the Services and/or Products; (iii) to analyse, verify and/or check the credit or payment status of the Company; (iv) as is required by law, including disclosing such Personal Data to governmental or regulatory authorities having jurisdiction over NetCel360 and/or its Sub-contractors; and (v) for any other purposes as may be agreed to by the parties.

12.3 The Company agrees that the Personal Data may be disclosed and transferred in Hong Kong or in places outside Hong Kong to NetCel360's Affiliates and Sub-contractors and their respective agents and employees, other third parties and any of NetCel360's actual or proposed assignees or transferees of its rights in respect of the Company for such person to use, disclose, hold, process, retain or transfer for the purposes listed in clause 12.2.

12.4 Where the provision of the Services to the Company or its Affiliates entails the collection by NetCel360 and/or its Sub-contractors of Personal Data from the Company's customers, the Company hereby authorizes NetCel360 and its Sub-contractors to obtain any consents from and provide any notices to such customers as may be required under any applicable laws or regulations. Where the provision of the Services to the Company or its Affiliates entails the transfer by the Company and/or its Affiliates and sub-contractors to NetCel360 and its Sub-contractors of, and the use by NetCel360 and its Sub-contractors of, Personal Data of the Company's and/or its Affiliates' customers, the Company hereby represents and warrants that such transfer and use is in compliance with all applicable laws and regulations, and the Company, its Affiliates and such sub-contractors have obtained all licenses, consents, permits and authorisations necessary to permit such transfer and use.

12.5 On request by NetCel360, the Company shall provide NetCel360 with information relating to the Company, its Affiliates, its and their customers and its or their use of the Services and/or Products reasonably required by NetCel360 or any of its Sub-contractors to assist NetCel360 and such Sub-contractor in complying with its obligations under any applicable law or regulations.

13.  FORCE  MAJEURE

     If either party is prevented, hindered or delayed from or in performing any of its obligations under this Agreement or any Statement of Work by a Force Majeure Event, such obligations will be suspended while the Force Majeure Event continues and such party will not be deemed to be in breach of this Agreement or any Statement of Work. If a Force Majeure Event affecting NetCel360's ability to perform a Service continues for more than two consecutive months, the Company shall be entitled to terminate the Statement of Work under which such Service is being provided.

14.  ANNOUNCEMENTS/PUBLICITY

     The Company agrees that NetCel360 and its parent company may publicly refer to the Company, orally and in writing, as a customer and, solely in accordance with the Company's written guidelines pertaining thereto, may use the Company's logo, trade name, trademark or service mark in connection therewith. NetCel360 agrees that the Company may publicly refer to

     NetCel360, orally and in writing, as a vendor and, solely in accordance with NetCel360's written guidelines pertaining thereto, may use NetCel360's logo, trade name, trademark or service mark in connection therewith.. Any other reference to the other party by either party, including any details of this Agreement, any Statement of Work or any Services hereunder or thereunder, whether in the form of press release or otherwise, or any other use of the other party's logo, trade name, trademark or service mark, may be made only with such other party's prior written consent.

15.  DISPUTE  RESOLUTION

15.1 Any disputes arising out of or relating to this Agreement or any Statement of Work, or the breach, termination or invalidity thereof shall be attempted to be settled first through friendly consultations between the parties. Such consultations will begin immediately, or as soon as practicable, after one party has delivered to the other party written request for such consultation. If within seven days following the date on which such notice is given, the dispute has not been settled through consultation, either party may commence submission to arbitration in accordance with Clause 15.2.

15.2 Any dispute, controversy or claim arising out of or relating to this Agreement or any Statement of Work, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force and as may be amended by the rest of this clause. The place of arbitration shall be in San Francisco, California, USA. There shall be only one arbitrator, who shall be appointed by the San Francisco office of the American Arbitration Association (the "AAA"). Any such arbitration shall be administered by the arbitrator in accordance with the AAA's procedures for arbitration in force at the date of this Agreement including such additions to the UNCITRAL Arbitration Rules as are therein contained.

16.  MISCELLANEOUS

16.1 Neither party may assign or transfer any right or obligation under this Agreement or any Statement of Work without the prior written consent of the other party.

16.2 This Agreement and any Statements of Work shall be governed by and interpreted in accordance with the laws of Hong Kong, SAR, without giving effect to the conflict of laws principles thereof.

16.3 This Agreement, together with the Statements of Work and any other documents referred to in this Agreement or any Statement of Work, constitutes the entire agreement, and supersedes any previous agreements, between the parties relating to the subject matter of this Agreement and the Statements of Work.

16.4 Unless otherwise expressly provided for herein, this Agreement or a Statement of Work may be amended or modified only in writing upon the agreement of both parties.

16.5 A failure to exercise or delay in exercising a right or remedy provided by this Agreement or a Statement of Work or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or a Statement of Work or by law prevents a further exercise of the right or remedy or the exercise of another right or remedy.

16.6 NetCel360 will provide the Services and the Products to the Company as an independent contractor, and not as an employee, officer or agent of the Company or as its general partner. In addition, nothing in this Agreement or any Statement of Work will constitute the parties an association, joint venture or partnership.

16.7 This Agreement and any Statement of Work may be executed in any number of counterparts, each of which when executed and delivered is an original, but all the counterparts together constitute the same document.

16.8 Each party shall do and execute, or arrange for the doing and executing of, each necessary act, document and thing reasonably within its power to implement this Agreement and each Statement of Work.

16.9 If any provision of this Agreement or any Statement of Work is held to be invalid, illegal, unenforceable, in whole or in part, the remaining provisions shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable, comes closest to the economic effect and intention of the parties hereto underlying the invalid, illegal or unenforceable provision.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        NETCEL360.COM  LIMITED

                                        By:  /S/  Bill  De  Kruif
                                           ------------------------------------
                                        Name:  Bill  De  Kruif
                                        Title:  Vice President, US Operations

                                        NETWORK  APPLIANCE,  INC.

                                        By:  /S/  Diptish  Datta
                                           ------------------------------------
                                        Name:  Diptish  Datta
                                        Title:  Senior Director, Prod. Support

                                    EXHIBIT A
                             STATEMENT OF WORK FORM

Statement of Work No.__________________________

This Statement of Work, dated as of _______________ (this "Statement of Work"), incorporates the terms and conditions of the Master Services Agreement, dated as of _____________________ (the "Agreement"), by and between NetCel360.com Limited ("NetCel360") and _______________________ (the "Company") as if they had been set out here in full and for the purposes of this Statement of Work. If the Company is not the entity that issued this Statement of Work, references in the Agreement to the "Company" or intended to refer to the Company shall be interpreted as references to such issuing entity. Any defined term not defined in this Statement of Work shall have the same meaning ascribed to such term in the Agreement. The sole contracting parties for all purposes of this Statement of Work shall be the entity that issued this Statement of Work (who shall be the "Company" for the purposes of this Statement of Work) and NetCel360.

The Company agrees to supplement this Statement of Work with any additional information reasonably required by NetCel360 to provide the services (the "Services") and/or Products specified below in Part I.

PART  I.     REQUESTED  SERVICES/PRODUCTS:

[INSERT  DESCRIPTION,  WITH  PRICING  DETAILS]

Requested start date for delivery: __________________________________; provided, that such start date (and any corresponding end date) are subject to delivery by the Company of all information, materials and other deliverables required under this Statement of Work to NetCel360 on or before the agreed upon date(s) for delivery by the Company of such information, materials and deliverables ("Company Delivery Date(s)"). If all such information, materials and other deliverables are not received by NetCel360 on or before such Company Delivery Date(s), then the start and end dates shall be delayed by that number of business days equal to the number of days between the relevant Company Delivery Date(s) and the date that all such required information, materials and other deliverables are actually received by NetCel360.

Requested installation date (if applicable): __________________________

PART II. IN ADDITION TO THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT, THE PARTIES HERETO HEREBY AGREE TO THE FOLLOWING:

     [INSERT ADDITIONAL TERMS AND CONDITIONS REQUIRED FOR THE SPECIFIC SERVICE/PRODUCT BEING PROVIDED UNDER THIS STATEMENT OF WORK.]




Issued  by:                               Accepted  by:
[COMPANY]                                 NETCEL360.com  Limited



By:                                       By:
   ---------------------------------         -----------------------------------
Name:                                     Name:
Title:                                    Title:


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